EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF MICHIGAN

In the matter of:

Case Number: 02-63996-WS
Chapter 11

Nexiq Technologies, Inc. Debtor(s)	Hon. Walter Shapero

STATEMENT OF DEBTOR IN POSSESSION

UNDER BANKR. R. PRO. 9011

For the month of October 28  to November 24, 2002

The Debtor in Possession states:

Attached is a complete and accurate (check appropriate lines).

X   Balance Sheet

X   Profit and Loss Statement

X   Cash Receipts & Disbursements Report

X   Accounts Payable Aging Schedule

X   Taxes Payable/Insurance Schedule

X   Reconciled Bank Statement(s)

The statements contained within have been completed on a _______________________ CASH                 X          ACCRUAL BASIS. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.

/s/ Kevin F. Kelly Debtor in Possession

12/19/2002
      Date

A. Mail the original to: UNITED STATES BANKRUPTCY COURT 21ST FLOOR - COMERICA BUILDING 211 WEST FORT STREET DETROIT, MICHIGAN 48226	Mail one copy of this report to: OFFICE OF THE U.S. TRUSTEE 211 W. FORT STREET SUITE 700 DETROIT, MICHIGAN 48226 Attn: John R. Kuhn

B.  Mail a copy of this report to each member of the Creditors' Committee (if any) and the attorney for the Creditors' Committee (if any).

U.S. DEPARTMENT OF JUSTICE
UNITED STATES TRUSTEE
EASTERN DISTRICT OF MICHIGAN

In the matter of:

Case Number: 02-63996-WS
Chapter 11

Nexiq Technologies, Inc. Debtor(s)	Hon. Walter Shapero

AFFIRMATIONS

UNDER BANKR. R. PRO. 9011

As Debtor in Possession, I affirm:

1.  That the insurance, as described in section 5 of the Notice of Operating Instructions and Reporting Requirements, is in effect, and

2.   That all post petition taxes, as described in section 9 of the Notice of Operating Instructions and Reporting Requirements, are current.

3.  No professional fees (accountant, attorneys, etc.) have been paid without specific court authorization. Explain below if not true.

I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.

/s/ Kevin F. Kelly Debtor in Possession

12/19/02
Date

Explanations:

NEXIQ TECHNOLOGIES, INC.
BALANCE SHEET
AS OF NOVEMBER 24, 2002

ASSETS
Current Assets
Checking/Savings
Cash
1100 - Cash - Fleet Concentration	960,837.09
1105 - Cash - Fleet "Blocked"	466,016.92
1120 - Cash - CIBC Banking Corp (FSC)	940.

Total Cash	1,427,794.01

Total Checking/Savings	1,427,794.01
Other Current Assets
Prepaid Expenses
1305 - Prepaid Insurance	63,997.00
1340 - Prepaid Deposits	24,502.33

Total Prepaid Expenses	88,499.33

Total Other Current Assets	88,499.33

Total Current Assets	1,516,293.34
Fixed Assets
Fixed Assets - Basis
1605 - Furniture	51,587.90

Total Fixed Assets - Basis	51,587.90
Accumulated Depreciation
1655 - Accum Depr - Furniture	(44,218.20)

Total Accumulated Depreciation	(44,218.20)
Total Fixed Assets	7,369.70
Other Assets
Investment in Subsidiaries
1701 - Investment - Magnetec	1,236,886.74
1702 - Investment - Instruments	7,473,299.31
1703 - Investment - Termiflex	5,535,428.71
1704 - Investment - Micro Palm	2,145,187.33
1705 - Investment - MPSI	3,145,000.00
1706 - Investment - Oyster	1,844,643.00
1707 - Investment - Husky	446,964.00
1708 - Investment - DSI	599,215.00

Total Investment in Subsidiaries	22,426,624.09
Goodwill
1721 - Goodwill - MPSI	2,552,214.74
1723 - Goodwill - DSI	4,030,000.00
1725 - Accum Amort - MPSI Goodwill	(1,220,443.42)
1727 - Accum Amort - DSI Goodwill	(1,251,128.00)

Total Goodwill	4,110,643.32
Debt Issuance
1740 - Debt Issuance Costs	2,182,862.00
1745 - Accum Amort - Debt Issuance	(1,586,558.00)

Total Debt Issuance	596,304.00
Total Other Assets	27,133,571.41

TOTAL ASSETS	28,657,234.45

NEXIQ TECHNOLOGIES, INC.
BALANCE SHEET
AS OF NOVEMBER 24, 2002

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable
Accts Payable
2105 - Accounts Payable Pre Petition	1,540,909.55
2105 - Accounts Payable Post Petition	90,201.81

Total Accts Payable	1,631,111.36

Total Accounts Payable	1,631,111.36
Other Current Liabilities
2200 - Fleet Bank Line of Credit	2,500,000.00
Employee Accruals
2345 - Accrued Vacation	5,878.19

2305 - Accrued Restructuring	681,779.88
Total Employee Accruals	687,658.07
Accrued Expenses
2490 - Accrued Other	958,563.84

Total Accrued Expenses	958,563.84
Interest
2505 - Accrued Bank Interest	717,617.98
2510 - Accrued Convertible Note Int	1,930,652.43
2515 - Accrued Other Interest	111,623,29

Total Interest	2,759,893.70
Due To/From Subsidiaries
2705 - Due To/From MPSI	3,220,744,79
2710 - Due To/From Instruments/Mag	48,815.00
2715 - Due To/From DSI	(3,603,359.30)
2720 - Due To/From Discon't Operations	10,426,017.00

Total Due To/From Subsidiaries	10,092,217.49

Total Other Current Liabilities	16,998,333.10

Total Current Liabilities	18,629,444.46
Long Term Liabilities
Notes Payable - Long Term
2917 - Bridge Note - Sunrise	3,000,000.00
2905 - Fleet Bank - Term A	4,656,766.38
2910 - Fleet Bank - Term B	4,268,300.84
2920 - Convertible Notes - Sunrise	33,935,000.00
2925 - Convertible Notes - ANG	4,181,875.00
2930 - Convertible Notes - PIK	6,476,583.19
2940 - Convertible Notes - Discount	(7,356,171.00)

Total Notes Payable - Long Term	49,162,354.41

Total Long Term Liabilities	49,162,354.41

Total Liabilities	67,791,798.87
Equity
3050 - Common Stock	140,479.62
3100 - Additional Paid in Capital	41,116,447.55
3900 - *Retained Earnings	(76,664,039.47)
Net Income	(3,727,452.12)

Total Equity	(39,134,564.42)

TOTAL LIABILITIES & EQUITY	28,657,234.45

NEXIQ TECHNOLOGIES, INC.
PROFIT AND LOSS STATEMENT
FOR THE PERIOD OF OCTOBER 28, 2002
TO NOVEMBER 24, 2002

10/28/02 to
11/24/02
Ordinary Income/Expense
Expense
8010 - Compensation Expense	65,390.00
8000 - Salaries & Wages	28,847.62
Employee Benefits
8105 - Medical and Dental	2,562,20
8110 - Long Term Disability	228.95
8115 - Life Insurance	0.00
8125 - Auto Allowance	500.00

Total Employee Benefits	3,291.15
Payroll Expenses
8205 - FICA - Employer Portion	396.84

Total Payroll Expenses	396.84
8280 - Dues & Subscriptions	60.00
Travel & Entertainment
8370 - Travel	18.00
8375 - Meals & Entertainment	0.00

Total Travel & Entertainment	18.00
Consultants
8505 - Consultants - General	50.00
8520 - Consultants - Bankruptcy	45,237.89

Total Consultants	45,287.89
8575 - Telephone	582.49
Depreciation
8650 - Depreciation - Furniture	3,685.76
8655 - Depreciation - Equipment	1,515.44

Total Depreciation	5,201.20
8674 - Amortization Expense - Goodwill
8675 - GW Amortization - MPSI	14,200.00
8677 - GW Amortization - DSI	67,777.00

Total 8674 - Amortization Expense - Goodwill	81,977.00
8680 - Bank Charges - Monthly Fees	6,582.85
Legal
8705 - Legal - General	3411.00
8716 - Legal - Bankruptcy	28,529.58

Total Legal	31,940.58
8740 - General Insurance	27,650.00
Public Relations & BOD Exps
8755 - Public Relations	0.00

Total Public Relations & BOD Exps	0.00
8995 - Miscellaneous	272.33

Total Expense	297,497.95

Net Ordinary Income	(297,497.95)
Other Income/Expense
Other Expense
Interest Expense
9725 - Other	24,739.73
9705 - Bank	99,695.44
9710 - Convertible Notes	1,163,078.34
9715 - Debt Issuance Costs	152,872.00

Total Interest Expense	1,440,385.51
Taxes
9910 - State Income Taxes	0.00

Total Taxes	0.00

Total Other Expense	1,440,385.51

Net Other Income	(1,448,596.51)

Net Income	(1,746,094.46)

SUMMARY OF POST PETITION ACCOUNTS PAYABLE AGING SCHEDULE
AS OF NOVEMBER 24, 2002

	0 - 30		31 - 60	61 - 90	> 90
NAME OF CREDITOR	DAYS		DAYS	DAYS	DAYS	BALANCE

Argus	$40,288.09	$		$—	$—	$40,288.09
BCIA NE Holdings LLC	9,420.50		6,077.74			15,498.24
Beringea	2,474.90					2,474,90
McLane, Graf, Raulerson, Middleton	3,411.00					3,411.00
Pepper Hamilton	28,529.58					28,529.58

TOTALS	$84,124.07		$6,077.74	$—	$—	$90,201.81

U.S DEPARTMENT OF JUSTICE
UNITED STATES TRUSTEE
EASTERN DISTRICT OF MICHIGAN

FOR THE PERIOD OF OCTOBER 28, 2002 TO NOVEMBER 24, 2002

TAXES PAYABLE SCHEDULE
POST PETITION

	Beginning		Payments/	Ending
	Balance	Additions	Deposits	Balance

Income Tax Withheld:
Federal	$—	$—	$—	$—

State	0.00			0.00

FICA Tax Withheld	0.00			0.00

Employer's FICA Tax	0.00			0.00

Unemployment Tax:
Federal	0.00			0.00

State	0.00			0.00

Sales Use & Excise Tax	0.00			0.00

Property Taxes	0.00			0.00

Accrued Income Tax:
Federal	0.00			0.00

State	0.00			0.00

Other: ___________________	0.00			0.00

TOTALS	$—	$—	$—	$—

TAXES PAYABLE SCHEDULE

	Policy Expiration Date		Premium Paid Through Date

Workers' Compensation	12/31/02		12/31/02
General Liability	11/30/02		11/30/02
Property	11/30/02		11/30/02
Vehicle	11/30/02		11/30/02
Other (list):
Directors and Officers Liability	09/30/03		03/31/03
Technology Errors & Omissions	06/30/03		12/31/02
Crime	01/31/03		01/31/03

U.S DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name:	Nexiq Technologies, Inc..
Case Number:	02-63996-WS

CASH RECEIPTS AND DISBURSEMENTS REPORT

FOR THE PERIOD OF OCTOBER 28, 2002 TO NOVEMBER 24, 2002

			GENERAL ACCOUNT			PAYROLL	TAX
		Fleet	Fleet - DIP	SFB	TOTAL	ACCOUNT	ACCOUNT

CASH ON HAND
BEGINNING OF PERIOD		785,021.43	0.00	0.00	785,021.43	0.00	0.00

RECEIPTS DURING THE
CURRENT PERIOD
(see attached schedule)		479,778.19	961,645.81	4,732.28	1,446,156.28		0.00

Balance Available		1,264,799.62	961,645.81	4,732.28	2,231,177.71	0.00	0.00

DISBURSEMENTS DURING
THE CURRENT PERIOD
(see attached schedule)		(798,782.70)	(808.72)	(4,732.28)	(804,323.70)		0.00

CASH ON HAND
END OF PERIOD		466,016.92	960,839.09	0.00	1,426,854.01	0.00	0.00

*** IMPORTANT ***

Please enter the TOTAL DISBURSEMENTS from all you accounts,
including cash and excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment.

		$ 29,261.64

U.S DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name:	Nexiq Technologies, Inc.
Case Number:	02-63996-WS

RECEIPTS LISTING

FOR THE PERIOD OF OCTOBER 28, 2002 TO NOVEMBER 24, 2002

Bank:	Fleet Bank
Location:	111 Westminister Street, Providence, RI 02903
Account Name:	Nexiq Technologies Concentration Account
Account Number:	9358942298

DATE
RECEIVED	DESCRIPTION	AMOUNT

Transfer	Deposits from WPI Micro Processor Systems	478,807.81
Transfer	Deposits from Diversified Software Industries	970.38

	TOTAL	$ 479,778.19

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name and customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

U.S DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name:	Nexiq Technologies, Inc.
Case Number:	02-63996-WS

RECEIPTS LISTING

FOR THE PERIOD OF OCTOBER 28, 2002 TO NOVEMBER 24, 2002

Bank:	Fleet Bank
Location:	111 Westminister Street, Providence, RI 02903
Account Name:	Nexiq Technologies Debtor in Possession Concentration Account
Account Number:	9429256472

DATE
RECEIVED	DESCRIPTION	AMOUNT

Transfer	Deposits from WPI Micro Processor Systems	752,893.91
Transfer	Deposits from Diversified Software Industries	207,643.90

Transfer	Deposits - NCO collection	66.67
Transfer	Deposits - COBRA	1,041.33

	TOTAL	$ 961,645.81

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name and customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

U.S DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name:	Nexiq Technologies, Inc.
Case Number:	02-63996-WS

RECEIPTS LISTING

FOR THE PERIOD OF OCTOBER 28, 2002 TO NOVEMBER 24, 2002

Bank:	Standard Federal Bank
Location:	40950 Van Dyke Avenue, Sterling Heights, MI 48313
Account Name:	Nexiq Technologies Debtor In Possession
Account Number:	3664000599

DATE
RECEIVED	DESCRIPTION	AMOUNT

Transfer	Transfer from WPI Micro Processor Systems to cover checks written	4,732.28

	TOTAL	$ 4,732.28

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name and customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

		U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name:	Nexiq Technologies, Inc.
Case Number:	02-63996-WS

			DISBURSEMENTS LISTING

			FOR THE PERIOD OF OCTOBER 28, 2002 TO NOVEMBER 24, 2002

Bank:		Fleet Bank
Location:		111 Westminister Street, Providence, RI 02903
Account Name:		Nexiq Technologies Concentration Account
Account Number:		9358942298

DATE	CHECK
DISBURSED	NUMBER	PAYEE	DESCRIPTION	AMOUNT

	Transfer	WPI Micro Processor Systems	Funding Checks written on Nexiq DIP account	305,000.00
	Transfer	WPI Micro Processor Systems	Wires sent for WPI Micro Processor Systems	33,309.33
	Transfer	WPI Micro Processor Systems	Payroll P/E 11/03/02 and 11/17/02	260,275.06
	Transfer	WPI Micro Processor Systems	Bank Fees	81.59
	Transfer	Diversified Software Industries	Payroll P/E 11/03/02 and 11/17/02	176,396.08

11/06/02	Wire	Fidelity Investments	401(k) FUNDING Payroll P/E 11/03/02	12,144.60
11/20/02	Wire	Fidelity Investments	401(k) FUNDING Payroll P/E 11/17/02	10,601.91

11/15/02		Fleet Bank	Bank fees	774.13

			TOTAL	$ 798,782.70

		You must create a separate list for each bank account for which disbursements were made during the month.

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name:	Nexiq Technologies, Inc.
Case Number:	02-63996-WS

DISBURSEMENTS LISTING

FOR THE PERIOD OF OCTOBER 28, 2002 TO NOVEMBER 24, 2002

Bank:		Fleet Bank
Location:		111 Westminister Street, Providence, RI 02903
Account Name:		Nexiq Technologies Debtor in Possession Concentration Account
Account Number:		9429256472

DATE	CHECK
DISBURSED	NUMBER	PAYEE	DESCRIPTION	AMOUNT

11/15/02		Fleet Bank	Bank fees	808.72

			TOTAL	$ 808.72

You must create a separate list for each bank account for which disbursements were made during the month.

U.S DEPARTMENT OF JUSTICE
UNITED STATES TRUSTEE
EASTERN DISTRICT OF MICHIGAN

Case Name:	Nexiq Technologies, Inc.
Case Number:	02-63996-WS

DISBURSEMENTS LISTING

FOR THE PERIOD OF OCTOBER 28, 2002 TO NOVEMBER 24, 2002

Bank:		Standard Federal Bank
Location:		40950 Van Dyke Avenue, Sterling Heights, MI 48313
Account Name:		Nexiq Technologies Debtor In Possession
Account Number:		3664000599

DATE	CHECK
DISBURSED	NUMBER	PAYEE	DESCRIPTION	AMOUNT

11/07/02	1120	KEVIN KELLY	T&E REIMBURSEMENT	8.00
11/14/02	1186	THE HARTFORD	INSURANCE	3,631.00
11/14/02	1187	LINDA RACETTE	8-K BANKRUPTCY FILING	50.00
11/14/02	1188	SHAREHOLDER.COM	SHAREHOLDER SERVICES	1,043.28

			TOTAL	$ 4,732.28

	You must create a separate list for eash bank account from which disbursements were made during the month.

EXHIBIT 99.2

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF MICHIGAN

In the matter of:

Case Number: 02-63994-WS
Chapter 11

WPI Micro Processor Systems, Inc. Debtor(s)	Hon. Walter Shapero

STATEMENT OF DEBTOR IN POSSESSION
UNDER BANKR. R. PRO. 9011
For the month of October 28 to November 24, 2002

The Debtor in Possession states:

Attached is a complete and accurate (check appropriate lines).

X   Balance Sheet

X   Profit and Loss Statement

X   Cash Receipts & Disbursements Report

X   Accounts Payable Aging Schedule

X   Taxes Payable/Insurance Schedule

X   Reconciled Bank Statement(s)

The statements contained within have been completed on a _______________________ CASH           X
ACCRUAL BASIS. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.

/s/ Kevin F. Kelly Debtor in Possession

12/19/2002
    Date

A. Mail the original to: UNITED STATES BANKRUPTCY COURT 21ST FLOOR - COMERICA BUILDING 211 WEST FORT STREET DETROIT, MICHIGAN 48226	Mail one copy of this report to: OFFICE OF THE U.S. TRUSTEE 211 W. FORT STREET SUITE 700 DETROIT, MICHIGAN 48226 Attn: John R. Kuhn

B.  Mail a copy of this report to each member of the Creditors' Committee (if any) and the attorney for the Creditors' Committee (if any).

U.S. DEPARTMENT OF JUSTICE
UNITED STATES TRUSTEE
EASTERN DISTRICT OF MICHIGAN

In the matter of:

Case Number: 02-63994-WS
Chapter 11

WPI Micro Processor Systems, Inc. Debtor(s)	Hon. Walter Shapero

AFFIRMATIONS
UNDER BANKR. R. PRO. 9011

As Debtor in Possession, I affirm:

1.   That the insurance, as described in section 5 of the Notice of Operating Instructions and Reporting Requirements, is in effect, and

2.   That all post petition taxes, as described in section 9 of the Notice of Operating Instructions and Reporting Requirements, are current.

3. No professional fees (accountant, attorneys, etc.) have been paid without specific court authorization. Explain below if not true.

I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.

/s/ Kevin F. Kelly Debtor in Possession

12/19/2002
Date

Explanations:

WPI MICRO PROCESSOR SYSTEMS, INC.
BALANCE SHEET
AS OF NOVEMBER 24, 2002

ASSETS
Current Assets
Checking-Standard Federal Payroll	500.00
Checking-Standard DIP	(17,135.18)
Petty Cash	500.00	(16,135.18)
Accounts Receivable	1,105,718.46
Accounts Receivable Accruals	36,267.84
Employee Receivable	18,298.10
Allowance for Doubtful Accounts	(79,000.00)	1,081,284.40
Inventory - Finished Goods	65,947.02
Inventory - Raw Materials	790,963.46
Inventory - Reserve	(236,000.00)	620,910.48
Prepaid Property Taxes	10,309.98
Prepaid Rent	3,595.21
Prepaid Contracts	29,667.64	43,572.83

Total Current Assets	1,729,632.53	1,729,632.53
Fixed Assets
Machinery & Equipment	135,025.88
Office Equipment	172,405.73
Tooling	12,280.00
Computer Hardware	863,227.18
Computer Software	440,090.80
Furniture & Fixtures	334,204.39
Leasehold Improvements	31,108.22	1,188,342.20
Accumulated Depreciation	(1,367,187.99)	(1,367,187.99

Total Fixed Assets	621,154.21	621,154.21
Other Assets
Security Deposit	44,705.87	44,705.87

Total Other Assets	44,705.87	44,705.87

TOTAL ASSETS	2,395,492.61	2,395,492.61

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable-Pre Petition	1,379,887.13
Accounts Payable-Post Petition	147,584.43	1,527,471.56
Due To/From NEXIQ Corporate	(3,220,744.79)
Due To/From NEXIQ DSI	2,220,351.98	(1,020,392.81)
Deferred Revenue	28,193.80	28,193.80
Accrued Salaries	64,810.76
Accrued Vacation/Personal	41,906.75
Accrued 401(k)Payable	2,692.01
Accrued FSA	872.51
Accrued Fringes	2,525.36	112,807.39
Accrued Sales & Use Tax	11.96
Accrued Royalties	15,286.19
Accrued Rent	18,760.00
Warranty Reserve	20,000.00	54,058.15

Total Current Liabilities	702,138.09	702,138.09

Total Liabilities	702,138.09	702.138.09

Equity
Common Stock	3,145,000.00	3,145,000.00
Retained Earnings-Prior	(851,402.28)	(851,402.28)
Net Income	(600,243.20)	(600,243.20)

Total Equity	1,693,354.52	1,693,354.52

TOTAL LIABILITIES & EQUITY	2,395,492.61	2,395,492.61

WPI MICRO PROCESSOR SYSTEMS, INC.
PROFIT AND LOSS STATEMENT
FOR THE PERIOD OF OCTOBER 28, 2002
TO NOVEMBER 24, 2002

10/28/02 to
11/24/02
Income
4000-03 - Sales-Core	649,315.83
4200-05 - Sales-Etechnician	0.00

Total Income - Gross	649,315.83

4900-03 - Freight - Outgoing	1,235.70
4920-03 - Sales Adjustments	5,278.00

Total Income - Net	642,802.13

Cost of Sales
5000-03 - Direct Materials-Core	202,627.04
5000-05 - Direct Materials-Etechnician	28,273.00
5500-05 - Direct Labor	20,019.68
5600-05 - Overhead	57,246.98

Total Cost of Sales	308,166.70

Gross Profit	334,635.43

Operating Expenses
6000 - Wages	209,374.47
6005 - Premium Wages	166.63
6015 - Auto Allowance	650.00
6020 - Fringes Misc	0.00
6025 - Tuition Assistance/Training	1,734.41
6060 - Vacation	928.00
6065 - Personal	233.30
6100 - FICA	11,518.27
6105 - FUI	0.05
6110 - SUI	0.00
6120 - Labor Reclass to Cost of Sales	(4,961.42)
6135 - Sales & Use Tax	129.49
6200 - Rent.	15,548.51
6210 - Supplies	460.85
6215 - Telephone	6,349.60
6220 - Electricity	1,400.00
6225 - Disposal	245.95
6230 - Water	(82.05)
6235 - Gas	925.50
6240 - Auto Expense	976.02
6245 - Travel Expense	5,773.37
6246 - Meals & Entertainment	642.69
6250 - Dues and Subscriptions	596.00
6260 - Contract Labor	31,905.00
6121 - Contract Labor - DSI	140,720.00
6300 - Medical Ins	13,536.97
6310 - Life Insurance	334.80
6320 - LT Disability	248.94
6330 - ST Disability	0.00
6350 - Property Taxes	2,707.93
6400 - Equipment Maintenance	5,449.23
6405 - Equipment Lease	2,413.13
6410 - Bank Fees	95.29
6415 - Legal	1,519.67
6421 - Recruiting	0.00
6422 - Payroll Processing	794.70
6430 - Building Maintenance	3,117.62
6454 - Depreciation	194,780.57
6500 - Trade Show Booths	0.00
6500 - Telephone "1-800"	1,987.90
6510 - Commissions	(2,000.00)
6570 - Offsite Storage	(93.80)
6565 - Postage	1,487.36
6606 - Product Development/Pilots	12,502.01
6800 - Bad Debt Expense	2,000.00
6900 - Miscellaneous Expense	60.94
7000 - Gain/Loss on Sale of Assets	98,638.90

Total Operating Expenses	764,816,80

Net Profit (Loss)	(430,181,37)

U.S DEPARTMENT OF JUSTICE
UNITED STATES TRUSTEE
EASTERN DISTRICT OF MICHIGAN

FOR THE PERIOD OF OCTOBER 28, 2002 TO NOVEMBER 24, 2002

TAXES PAYABLE SCHEDULE
POST PETITION

	Beginning		Payments/	Ending
	Balance	Additions	Deposits	Balance

Income Tax Withheld:
Federal	$—	$41,553.69	$(41,553.69)	$—

State	0.00	9,785.72	(9,785.72)	0.00

FICA Tax Withheld	0.00	14,363.53	(14,363.53)	0.00

Employer's FICA Tax	0.00	14,363.55	(14,363.55)	0.00

Unemployment Tax:
Federal	0.00			0.00

State	0.00			0.00

Sales Use & Excise Tax	43.02	11.96	(43.02)	11.96

Property Taxes	0.00	189.59		189.59

Accrued Income Tax:
Federal	0.00			0.00

State	0.00			0.00

Other: ___________________	0.00			0.00

TOTALS	$43.02	$80,332.56	$(80,174.03)	$201.55

TAXES PAYABLE SCHEDULE

	Policy Expiration Date		Premium Paid Through Date

Workers' Compensation	12/31/02		12/31/02
General Liability	11/30/02		11/30/02
Property	11/30/02		11/30/02
Vehicle	11/30/02		11/30/02
Other (list):
Directors and Officers Liability	09/30/03		03/31/03
Technology Errors & Omissions	06/30/03		12/31/02
Crime	01/31/03		01/31/03

SUMMARY OF POST PETITION ACCOUNTS PAYABLE AGING SCHEDULE
AS OF NOVEMBER 24, 2002

		0 - 30	31 - 60	61 - 90	> 90
NAME OF CREDITOR	BALANCE	DAYS	DAYS	DAYS	DAYS

ADP, Inc.	$637.58	$263.23	$374.35	$—	$—
AETHER SYSTEMS,INC	146.90	146.90
ALBIN BUSINESS COPIERS	1,002.94	644.94	358.00
AMERITECH	1,770.41	736.75	1,033.66
ASE-EDUCATIONAL FOUNDATIN	1,123.60		1,123.60
AT&T	5,784.31	4,073.66	1,710.65
BALBOA CAPITAL CORPORATIN	411.80	250.31		161.49
BALBOA CAPITAL CORP-BULK	529.97	322.14		207.83
BEST WESTERN STERLING INN	1,861.83	1,861.83
BLUE CROSS BLUE SHIELD	16,028.94	16,028.94
BLUE CARE NETWORK	3,002.27	3,002.27
C DAVIS ROOFING	1,355.85	1,355.85
CELLNET COMMUNICATIONS	6,926.56	5,101.82	1,824.74
CINGULAR INTERACTIVE-DEV	1,593.07	1,593.07
CINTAS	601.69	601.69
CITY OF STERLING HEIGHTS	72.71	72.71
CITICAPITAL COMMERCIAL	200.51			200.51
CONSUMERS ENERGY	2,072.26	2,072.26
CUSTOM COFFEE SERVICE INC	36.13		36.13
DE CLARKS LANDSCAPING	524.50	262.00	262.50
DELTA DENTAL	2,843.64	2,843.64
DETROIT EDISON	2,793.12	2,793.12
ERVIN LEASING	653.12		653.12
EXECUTIVE INSTALLATIONS	962.00	962.00
EXPANETS FINANCIAL	3,814.19	3,814.19
EXPANETS, INC.	1,991.22	1,811.58	179.64
EUREKA TECHNOCRATS,INC	4,400.00	4,400.00
FEDERAL EXPRESS CORP	1,444.46	1,444.46
IMAGE-TEK EXHIBITS	246.77	246.77
INTERNATIONAL	715.00	715.00
JAMES SURA	2,692.22	2,692.22
KAM PATEL	664.18	664.18
KAREN FRANK	90.00	90.00
KEVIN KELLY	10.00	10.00
LEDDS DEVELOPMENT	13,358.06		13,358.06
MARLA CENTOFANI	124.24	124.24
M-CARE	11,699.97	11,699.97
METRO MUSIC	450.00	450.00
MITCHELL REPAIR INFORMATI	1,760.93				1,760.93
MOCERI & SONS ELECTRIC	292.40	292.40
DEBBIE LOVALVO	300.46	300.46
MR. PITA	126.18	126.18
RADER FISHMAN	(730.33)	(730.33)
RICHARD HAHN	140.45	140.45
SCOTT SPECIALTY GASES	21.20	21.20
TETRA	600.00	600.00
T MOBILE	61.53	61.53
UNUM	881.81	881.81
UNUM LIFE INSURANCE	375.15	375.15
UNITED PARCEL SERVICE	4,857.04	4,857.04
VERIO, INC. - 22	1,274.90	1,006.50		268.40
VISION SERVICE PLAN	566.05	566.05
WASTE MANAGEMENT	226.30		226.30
WIRELESS CAR	28,273.00	28,273.00

TOTALS	$133,645.09	$109,923.18	$21,122.75	$838.23	$1,760.93

U.S DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name:	WPI Micro Processor Systems, Inc..
Case Number:	02-63994-WS

CASH RECEIPTS AND DISBURSEMENTS REPORT

FOR THE PERIOD OF OCTOBER 28, 2002 TO NOVEMBER 24, 2002

			GENERAL ACCOUNT			PAYROLL	TAX
		Fleet	Fleet - DIP	SFB	TOTAL	ACCOUNT	ACCOUNT

CASH ON HAND
BEGINNING OF PERIOD		0.00	0.00	(9,976.20)	(9,976.20)	3,316.10	0.00

RECEIPTS DURING THE
CURRENT PERIOD
(see attached schedule)		512,117.14	752,893.91	305,000.00	1,570,011.05	260,356.65	0.00

Balance Available		512,117.14	752,893.91	295,023.80	1,560,034.85	263,672.75	0.00

DISBURSEMENTS DURING
THE CURRENT PERIOD
(see attached schedule)		(512,117.14)	(752,893.91)	(312,158.98)	(1,577,170.03)	(263,172.75)	0.00

CASH ON HAND
END OF PERIOD		0.00	0.00	(17,135.18)	(17,135.18)	500.00	0.00

*** IMPORTANT ***

Please enter the TOTAL DISBURSEMENTS from all you accounts, including cash and excluding transfers onto the line below. This is the number that will determine your quarterly fee payment.

		$ 552,567.56

U.S DEPARTMENT OF JUSTICE
UNITED STATES TRUSTEE
EASTERN DISTRICT OF MICHIGAN

Case Name:	WPI Micro Processor Systems, Inc.
Case Number:	02-63994-WS

RECEIPTS LISTING

FOR THE PERIOD OF OCTOBER 28, 2002 TO NOVEMBER 24, 2002

Bank:	Fleet Bank
Location:	111 Westminister Street, Providence, RI 02903
Account Name:	Nexiq Technologies Concentration Account
Account Number:	9358942298

DATE
RECEIVED	DESCRIPTION	AMOUNT

10/28/02-11/08/02	A/R Deposits from WPI Micro Processor Systems	477,327.05
11/01/02	Non A/R Deposits from WPI Micro Processor Systems	1,480.76

Transfer	Transfers from Nexiq Technologies to cover wire transfers	33,309.33

	TOTAL	$ 512,117.14

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name and customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

U.S DEPARTMENT OF JUSTICE
UNITED STATES TRUSTEE
EASTERN DISTRICT OF MICHIGAN

Case Name:	WPI Micro Processor Systems, Inc.
Case Number:	02-63994-WS

RECEIPTS LISTING

FOR THE PERIOD OF OCTOBER 28, 2002 TO NOVEMBER 24, 2002

Bank:	Fleet Bank
Location:	111 Westminister Street, Providence, RI 02903
Account Name:	Nexiq Technologies Debtor in Possession Concentration Account
Account Number:	9429256472

DATE
RECEIVED	DESCRIPTION	AMOUNT

10/30/02-11/22/02	A/R Deposits from WPI Micro Processor Systems	749,596.10
11/04/02-11/06/02	Non A/R Deposits from WPI Micro Processor Systems	3,297.91

	TOTAL	$ 752,893.91

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name and customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

U.S DEPARTMENT OF JUSTICE
UNITED STATES TRUSTEE
EASTERN DISTRICT OF MICHIGAN

Case Name:	WPI Micro Processor Systems, Inc.
Case Number:	02-63994-WS

RECEIPTS LISTING

FOR THE PERIOD OF OCTOBER 28, 2002 TO NOVEMBER 24, 2002

Bank:	Standard Federal Bank
Location:	40950 Van Dyke Avenue, Sterling Heights, MI 48313
Account Name:	Nexiq Technologies Debtor In Possession
Account Number:	3664000599

DATE
RECEIVED	DESCRIPTION	AMOUNT

Transfer	Transfer from Nexiq Technologies to cover checks written	305,000.00

	TOTAL	$ 305,000.00

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name and customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

	U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name:	WPI Micro Processor Systems, Inc.
Case Number:	02-63994-WS

	RECEIPTS LISTING

	FOR THE PERIOD OF OCTOBER 28, 2002 TO NOVEMBER 24, 2002

Bank:	Standard Federal Bank
Location	40950 Van Dyke Avenue, Sterling Heights, MI 48313
Account Name:	Nexiq Technologies Debtor In Possession
Account Number:	5607110490

DATE
RECEIVED	DESCRIPTION	AMOUNT

Transfer	Transfer from Fleet - Biweekly payroll for period ended 11/03/02	130,003.55
Transfer	Transfer from Fleet - Biweekly payroll for period ended 11/17/02	130,271.51
Transfer	Transfer from Fleet - Bank fee	81.59

	TOTAL	$ 260,356.65

 Receipts may be identified by major categories.  It is not necessary to list each transaction separately by name and customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

U.S DEPARTMENT OF JUSTICE
UNITED STATES TRUSTEE
EASTERN DISTRICT OF MICHIGAN

Case Name:	WPI Micro Processor Systems, Inc.
Case Number:	02-63994-WS

DISBURSEMENTS LISTING

FOR THE PERIOD OF OCTOBER 28, 2002 TO NOVEMBER 24, 2002

Bank:		Fleet Bank
Location:		111 Westminster Street, Providence, RI 02903
Account Name:		Nexiq Technologies Concentration Account
Account Number:		9358942298

DATE	CHECK
DISBURSED	NUMBER	PAYEE	DESCRIPTION	AMOUNT

10/29/02	Wire	NORTECH SYSTEMS	INVENTORY	3,321.30
10/30/02	Wire	UPS	SHIPPING - $12,508 deposit	12,508.00
11/06/02	Wire	NORTECH SYSTEMS	INVENTORY	1,765.45
11/07/02	Wire	NORTECH SYSTEMS	INVENTORY	4,740.24
11/12/02	Wire	NORTECH SYSTEMS	INVENTORY	2,895.40
11/14/02	Wire	NORTECH SYSTEMS	INVENTORY	5,164.04
11/20/02	Wire	NORTECH SYSTEMS	INVENTORY	2,914.90

10/28/02-11/08/02	Transfer	Nexiq Technologies	Deposit commingled with other funds	478,807.81

			TOTAL	$ 512,117.14

You must create a separate list for each bank account from which disbursements were made during the month.

U.S DEPARTMENT OF JUSTICE
UNITED STATES TRUSTEE
EASTERN DISTRICT OF MICHIGAN

Case Name:	WPI Micro Processor Systems, Inc.
Case Number:	02-63994-WS

DISBURSEMENTS LISTING

FOR THE PERIOD OF OCTOBER 28, 2002 TO NOVEMBER 24, 2002

Bank:		Fleet Bank
Location:		111 Westminster Street, Providence, RI 02903
Account Name:		Nexiq Technologies Debtor in Possession Concentration Account
Account Number:		9429256472

DATE	CHECK
DISBURSED	NUMBER	PAYEE	DESCRIPTION	AMOUNT

10/30/02-11/22/02	Transfer	Nexiq Technologies	Deposit commingled with other funds	749,596.10
11/04/02-11/06/02	Transfer	Nexiq Technologies	Deposit commingled with other funds	3,297.81

			TOTAL	$ 752,893.91

You must create a separate list for each bank account from which disbursements were made during the month.

U.S DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name:	WPI Micro Processor Systems, Inc.
Case Number:	02-63994-WS

DISBURSEMENTS LISTING

FOR THE PERIOD OF OCTOBER 28, 2002 TO NOVEMBER 24, 2002

Bank:		Standard Federal Bank
Location:		40950 Van Dyke Avenue, Sterling Heights, MI 48313
Account Name:		Nexiq Technologies Debtor In Possession
Account Number:		3664000599

DATE	CHECK
DISBURSED	NUMBER	PAYEE	DESCRIPTION	AMOUNT

	Transfer	Diversified Software Industries	Checks written	51,341.22
	Transfer	Nexiq Technologies	Checks written	4,732.28

10/30/02	1063	COMPUTER ART TECHNOLOGY	CONTRACT LABOR - ENG	3,460.00
10/30/02	1064	COSTELLO IMAGE GRAPHICS	INVENTORY	1,369.10
10/30/02	1065	DARSON CORPORATION	INVENTORY	238.20
10/30/02	1066	DEBRON	INVENTORY	3,340.00
10/30/02	1067	EDP COMPANY	INVENTORY	11,280.00
10/30/02	1068	LEADING EDGE	INVENTORY	2,633.00
10/30/02	1069	LECTRONICS, INC.	INVENTORY	7,250.00
10/30/02	1070	REPTRON ELECTRONICS	INVENTORY	3,400.00
10/30/02	1071	SCOTT SPECIALITY GLASS	INVENTORY	1,864.00
10/30/02	1073	BLUE CROSS BLUE SHIELD	BENEFITS	14,013.15
10/30/02	1074	BLUE CARE NETWORK	BENEFITS	8,177.47
10/30/02	1075	BRIAN HIMANEK	T&E REIMBURSEMENT	65.73
10/30/02	1076	CDW COMPUTER CENTERS, INC.	INVENTORY	427.00
10/30/02	1077	CHUCK WRIGHT	T&E REIMBURSEMENT	25.61
10/30/02	1078	DELTA DENTAL	BENEFITS	2,942.85
10/30/02	1079	HRAGD	MEMBERSHIP DUES	95.00
10/30/02	1080	M-CARE	BENEFITS	15,015.23
10/30/02	1081	MICHIGAN BUSINESS	BENEFITS	100.00
10/30/02	1082	PETTY CASH	PETTY CASH	381.43
10/30/02	1083	RICHARD HANH	T&E REIMBURSEMENT	104.62
10/30/02	1084	UNUM	BENEFITS	2,120.57
10/30/02	1085	UNUM LIFE INSURANCE	BENEFITS	498.80
10/30/02	1086	VISION SERVICE PLAN	BENEFITS	983.99
11/04/02	1101	MICHAEL LAFERLE	T&E REIMBURSEMENT	2,400.00
11/05/02	1103	G & P CLEANING COMPANY	JANITORIAL SERVICES	1,000.00
11/06/02	1104	COSTELLO IMAGE GRAPHICS	INVENTORY	983.15
11/06/02	1105	DEBRON	INVENTORY	3,340.00
11/06/02	1106	DIGI-KEY CORPORATION	PRODUCT & DEVL - ENG	325.36
11/06/02	1107	EDP COMPANY	INVENTORY	6,200.00
11/06/02	1108	LEADING EDGE	INVENTORY	553.00
11/06/02	1109	LECTRONICS, INC.	INVENTORY	7,816.60
11/07/02	1110	A & B RADIO & ALARM	ALARM SERVICES	162.00
11/07/02	1111	BRAD KELLEY	T&E REIMBURSEMENT	500.00
11/07/02	1112	CINTAS	UNIFORMS	346.02
11/07/02	1113	DATACOMM CABLES, INC.	INVENTORY	468.75
11/07/02	1114	DEBRON	INVENTORY	4,175.00
11/07/02	1115	DE CLARKS LANDSCAPING	LANDSCAPING	262.50
11/07/02	1116	DOT - XPECT FIRST AID	FIRST AID	73.02
11/07/02	1117	FEDERAL EXPRESS	SHIPPING	540.26
11/07/02	1119	KAREN FRANK	T&E REIMBURSEMENT	546.00
11/07/02	1121	LEDDS DEVELOPMENT COMPANY	RENT	20,705.00
11/07/02	1122	MELISSA KLEMISH	TUITION REIMBURSEMENT	4890.49
11/07/02	1123	MICHAEL KAPOLKA	T & E REIMBURSEMENT	206.00
11/07/02	1124	PURCHASE POWER	POSTAGE	1,035.77
11/07/02	1125	RICHARD HAHN	T & E REIMBURSEMENT	82.05
11/07/02	1126	STATE OF MICHIGAN	SALES AND USE TAX	43.02
11/07/02	1127	UNITED PARCEL SERVICE	SHIPPING	6,419.88
11/07/02	1128	VERIO, INC.	T1 ACCOUNT	1,0063.50
11/08/02	1132	JENNIFER MONTGOMERY	T & E REIMBURSEMENT	26.25
11/11/02	1133	CHESAPEAKE DISPLAY & PACK	INVENTORY	1,968.75
11/11/02	1134	PLASTIC FORMING CO	INVENTORY	1,414.00
11/12/02	1135	CHESAPEAKE DISPLAY & PACK	INVENTORY	805.68
11/12/02	1136	EDP COMPANY	INVENTORY	8,160.00
11/12/02	1137	LEADING EDGE	INVENTORY	1,387.50
11/12/02	1138	LECTRONICS, INC.	INVENTORY	5,875.00
11/12/02	1139	REPTRON ELECTRONICS	INVENTORY	4,187.50
11/13/02	1141	AMERITECH - PHONE - MPSI LOC	TELEPHONE SERVICES	668.27
11/13/02	1142	AT&T - PHONE - MPSI LONG DIS	TELEPHONE SERVICES	268.28
11/13/02	1143	AT&T - PHONE - T1 MICHIGAN TO	TELEPHONE SERVICES	3,569.20
11/13/02	1144	ADP, INC. - K56	MPSI PAYROLL	407.51
11/13/02	1145	BALBOA CAPITAL CORPORATION	LEASE	273.92
11/13/02	1146	BALBOA CAPITAL CORPORATION -BULK	LEASE	322.14
11/13/02	1148	CITICAPITAL COMMERCIAL	FORKLIFT LEASE	295.99
11/13/02	1149	CONTINENTAL CARTON & PACK	SHIPPING SUPPLIES	332.86
11/13/02	1150	COSTELLO IMAGE GRAPHICS	INVENTORY	757.40
11/13/02	1151	DAN MORRIS	FSA REIMBURSEMENT	300.00
11/13/02	1152	DARSON CORPORATION	INVENTORY	183.00
11/13/02	1153	DEBRON	INVENTORY	5,010.00
11/13/02	1154	DOT - XPECT FIRST AID	FIRST AID	63.32
11/13/02	1155	ERVIN LEASING	LEASE	909.46
11/13/02	1156	FEDERAL EXPRESS	SHIPPING SERVICES	84.05
11/13/02	1157	HONEY HOLBROOK	T & E REIMBURSEMENT	46.53
11/13/02	1158	IDEALEASE, INC.	TRADE SHOW	250.00
11/13/02	1159	JACK SCHANG	FSA REIMBURSEMENT	19.58
11/13/02	1160	KAM PATEL	FSA REIMBURSEMENT	577.72
11/13/02	1161	KAREN FRANK	T & E REIMBURSEMENT	58.00
11/13/02	1162	KEIL SOFTWARE, INC.	ENG DEVELOPMENT	2,095.00
11/13/02	1163	KEN TURNER	T & E REIMBURSEMENT	276.45
11/13/02	1164	LAURA BLACKWOOD	FSA REIMBURSEMENT	10.00
11/13/02	1165	MICHAEL LAMBIE	FSA REIMBURSEMENT	833.20
11/13/02	1167	MOHAMMED UDDIN	T & E REIMBURSEMENT	6.00
11/13/02	1168	DEBBIE LOVALVO - PETTY CASH	PETTY CASH	405.05
11/13/02	1169	PAC TEC	INVENTORY	1,220.00
11/13/02	1170	PITNEY BOWES, INC.	POSTAGE SUPPLIES	46.05
11/13/02	1171	RICHARD HAHN	T & E REIMBURSEMENT	87.53
11/13/02	1173	SOCIETY OF HUMAN RESOURCE	MEMBERSHIP	260.00
11/13/02	1177	STERLING HEIGHTS POST	RENEWAL	150.00
11/13/02	1179	UPS CUSTOMHOUSE BROKERAGE	SHIPPING SERVICES	61.50
11/13/02	1181	WASTE MANAGEMENT	TRASH SERVICES	351.36
11/14/02	1183	ARROW-SCHWEBER	INVENTORY	150.00
11/14/02	1184	AMERICA II ELECTRONICS	INVENTORY	120.70
11/14/02	1185	CHESTER TARAS	T & E REIMBURSEMENT	176.52
11/18/02	1189	CELLNET COMMUNICATIONS	REPLACEMENT PHONE	106.00
11/18/02	1190	EDP COMPANY	INVENTORY	13,000.00
11/18/02	1191	LEADING EDGE	INVENTORY	2,006.50
11/18/02	1192	LECTRONICS, INC.	INVENTORY	6,901.00
11/18/02	1193	REPTRON ELECTRONICS, INC.	INVENTORY	4,893.70
11/18/02	1194	STRYDEL, INC.	INVENTORY	1,574.10
11/20/02	1195	COSTELLO IMAGE GRAPHICS	INVENTORY	905.45
11/20/02	1197	DEBRON	INVENTORY	4,175.00
11/20/02	1198	DE CLARKS LANDSCAPING	LANDSCAPING	762.50
11/20/02	1199	EUREKA TECNOCRATS, INC.	CONTRACTOR LABOR	4,400.00
11/20/02	1201	MICHAEL KAPOLKA	T & E REIMBURSEMENT	171.41
11/20/02	1202	PITNEY BOWES	POSTAGE	1,000.00
11/20/02	1205	RICHARD HAHN	T & E REIMBURSEMENT	76.58
11/20/02	1206	THOMAS KOTENKO	T & E REIMBURSEMENT	1,937.14
11/20/02	1208	CUSTOM COFFEE SERVICE	COFFEE SERVICES	199.35
11/22/02	1209	COSTELLO IMAGE GRAPHICS	INVENTORY	1,778.50
11/22/02	1210	DARSON CORPORATION	INVENTORY	578.50
11/22/02	1211	DATACOMM CABLES, INC.	INVENTORY	625.00
11/22/02	1212	DIGI-KEY CORPORATION	INVENTORY	271.61
11/22/02	1213	EDP COMPANY	INVENTORY	14,080.00
11/22/02	1214	LEADING EDGE	INVENTORY	1,766.75
11/22/02	1215	LECTRONICS, INC.	INVENTORY	6,525.00
		Standard Federal Bank	Bank Fee	13.70

			TOTAL	$312,158.98

You must create a separate list for each bank account from which disbursements were made during the month.

		U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name:	WPI Micro Processor Systems, Inc.
Case Number:	02-63994-WS

Bank:		Standard Federal Bank
Location:		40950 Van Dyke Avenue, Sterling Heights, MI 48313
Account Name:		Nexiq Technologies Debtor In Possession
Account Number:		5607110490

DATE	CHECK
DISBURSED	NUMBER	PAYEE	DESCRIPTION	AMOUNT

11/07/02	Wires	All Employees	Payroll for Biweekly period ended 11/03/02	132,819.65
11/21/02	Wires	All Employees	Payroll for Biweekly period ended 11/17/02	130,271.51
		Standard Federal Bank	Monthly Bank Fee	81.59

			TOTAL	$ 263,172.75

You must create a separate list for each bank account from which disbursements were made during the month.

EXHIBIT 99.3

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF MICHIGAN

In the matter of:

Case Number: 02-63998-WS
Chapter 11

Diversified Software Industries, Inc. Debtor(s)	Hon. Walter Shapero

STATEMENT OF DEBTOR IN POSSESSION
UNDER BANKR. R. PRO. 9010
For the month of October 28 to November 24,  2002

The Debtor in Possession states:

Attached is a complete and accurate (check appropriate lines).

X   Balance Sheet

X   Profit and Loss Statement

X   Cash Receipts & Disbursements Report

X   Accounts Payable Aging Schedule

X   Taxes Payable/Insurance Schedule

X Reconciled Bank Statement(s)

The statements contained within have been completed on a _______________________ CASH X   ACCRUAL BASIS. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.

/s/ Kevin F. Kelly Debtor in Possession

12/19/2002
   Date

A. Mail the original to: UNITED STATES BANKRUPTCY COURT 21ST FLOOR - COMERICA BUILDING 211 WEST FORT STREET DETROIT, MICHIGAN 48226	Mail one copy of this report to: OFFICE OF THE U.S. TRUSTEE 211 W. FORT STREET SUITE 700 DETROIT, MICHIGAN 48226 Attn: John R. Kuhn

B. Mail a copy of this report to each member of the Creditors' Committee (if any) and the attorney for the Creditors' Committee (if any).

U.S. DEPARTMENT OF JUSTICE
UNITED STATES TRUSTEE
EASTERN DISTRICT OF MICHIGAN

In the matter of:

Case Number: 02-63998-WS
Chapter 11

Diversified Software Industries, Inc. Debtor(s)	Hon. Walter Shapero

AFFIRMATIONS
UNDER BANKR. R. PRO. 9011

As Debtor in Possession, I affirm:

1.  That the insurance, as described in section 5 of the Notice of Operating Instructions and Reporting Requirements, is in effect, and

2.   That all post petition taxes, as described in section 9 of the Notice of Operating Instructions and Reporting Requirements, are current.

3.  No professional fees (accountant, attorneys, etc.) have been paid without specific court authorization. Explain below if not true.

I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.

/s/ Kevin F. Kelly Debtor in Possession

12/19/2002
   Date

Explanations:

DIVERSIFIED SOFTWARE INDUSTRIES, INC.
BALANCE SHEET
AS OF NOVEMBER 24, 2002

ASSETS
Current Assets
Checking-Hawkeye State Bank	300.00
Checking-FSA	968.32	1,268.32
Accounts Receivable	187,569.57	187,569.57
Employee Advance	138.87
Prepaid Contracts	4,307.45
Prepaid Rent	2,635.78
Prepaid Other	352.06	7,434.16

Total Current Assets	196,272.05	196,272.05
Fixed Assets
Automobile	50,644.19
Computer Hardware	266,889.19
Computer Software	81,170.21
Furniture & Equipment	440,217.90
Leasehold Improvements	118,621.71	957,543.20
Accumulated Depreciation	(466,003.21)	(466,003.21)

Total Fixed Assets	491,539.99	491,539.99
Other Assets
Patent	16,320.92
Security Deposit	29,340.30
Deposits-Utilities	1,992.00

Total Other Assets	47,653.22	47,653.22

TOTAL ASSETS	735,465.26	735,465.26

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable-Pre Petition	120,055.11
Accounts Payable-Post Petition	19,087.66	139,142.77
Due To/From NEXIQ Corporate	3,603,359.30
Due To/From NEXIQ Detroit	(2,200,351.98)	1,403,007.32
Deferred Revenue	95,573.58	95,573.58
Accrued Salaries	64,839.48
Accrued Severance	2,130.88
Accrued Payroll Other	49,311.21
Accrued FSA	512.85
Accrued Fringes	640.00	117,434.42

Total Current Liabilities	1,755,158.09	1,755,158.09

Long Term Liabilities
TIF Grant	74,000.00
CEBA Grant	104,372.98	178,372.98

Total Long Term Liabilities	178,372.98	178,372.98

Total Liabilities	1,933,531.07	1,933,531.07

Equity
Owner's Equity-Opening	26,455.95
Owner's Equity-Other	2,862,799.32	2,889,255.27
Retained Earnings-DSI	(4,116,277.62)	(4,116,277.62)
Net Income	28,956.54	28,956.54

Total Equity	(1,198,065.81)	(1,198,065.81)

TOTAL LIABILITIES & EQUITY	735,465.26	735,465.26

DIVERSIFIED SOFTWARE INDUSTRIES, INC.
PROFIT AND LOSS STATEMENT
FOR THE PERIOD OF OCTOBER 28, 2002
TO NOVEMBER 24, 2002

10/28/02 to
11/24/02

Income
4000-04 - Consulting-Core	77,879.85
4100-04 - Licenses-ePod	0.00
4000-05 - Consulting-IVIS	29,551.74
4100-05 - Licenses-IVIS SDK	0.00
4010-05 - Intercompany-Telematics	140,720.00

Total Income	248,151.59

Operating Expenses
6000 - Salaries	159,816.06
6020 - Fringes Misc	0.00
6060 - Vacation	5,058.35
6100 - FICA	9,788.06
6110 - SUI	1.28
6200 - Rent.	12,243.65
6210 - Supplies	(68.60)
6215 - Telephone	5,007.88
6220 - Electricity	1,050.71
6225 -Trash Disposal	73.59
6230 - Water	0.00
6235 - Gas	227.28
6240 - Auto Expense	317.59
6245 - Travel Expense	2,822.06
6246 - Meals & Entertainment	474.78
6300 - Medical Ins	17,332.02
6310 - Disability/Life	3,093.78
6400 - Equipment Maintenance	633.91
6410 - Bank Fees	6.30
6415 - Professional Fees	329.19
6422 - Payroll Processing	449.65
6430 - Building Maintenance	236.25
6454 - Depr	73,038.91
6565 - Postage	75.62
6606 - Product Development	(6,351.67)
7500 - Interest Income	(7.73)
8000 - Interest Expense	1,278.50

Total Expenses	286,927.48

Net Profit (Loss)	(38,775.89)

SUMMARY OF POST PETITION ACCOUNTS PAYABLE AGING SCHEDULE
AS OF OCTOBER 27, 2002

	0 - 30	31 - 60	61 - 90	> 90
NAME OF CREDITOR	DAYS	DAYS	DAYS	DAYS	BALANCE

ADP	$224.88	$16.00	$—	$—	$240.88
Alliance Resources		3,870.97			3,870.97
B2B		236.25			236.25
Cingular Interactive	295.00				295.00
Deb Droll - Reimb		42.00			42.00
Giant		800.00			800.00
Linn County REC	1,050.71				1,050.71
MidAmerican Energy	227.28				227.28
Provident		13.48			13.48
Sprint	733.69				733.69
Sprint Conferencing Services	1,281.55				1,281.55
Sprint PCS	435.33				435.33
Venture One, L. C.			8,502.53		8,502.53
Verizon Wireless	468.99	234.70			703.69
William Callahan - Reimb	654.30				654.30

TOTALS	$5,371.73	$5,213.40	$8,502.53	$—	$19,087.66

U.S DEPARTMENT OF JUSTICE
UNITED STATES TRUSTEE
EASTERN DISTRICT OF MICHIGAN

FOR THE PERIOD OF OCTOBER 12, 2002 TO OCTOBER 27, 2002

TAXES PAYABLE SCHEDULE
POST PETITION

	Beginning		Payments/	Ending
	Balance	Additions	Deposits	Balance

Income Tax Withheld:
Federal	$—	$27,041.25	$(27,041.25)	$—

State	0.00	9,403.36	(9,403.36)	0.00

FICA Tax Withheld	0.00	10,411.22	(10,411.22)	0.00

Employer's FICA Tax	0.00	10,411.22	(10,411.22)	0.00

Unemployment Tax:
Federal	0.00			0.00

State	0.00	1.28	(1.28)	0.00

Sales Use & Excise Tax	0.00			0.00

Property Taxes	0.00			0.00

Accrued Income Tax:
Federal	0.00			0.00

State	0.00			0.00

Other: ___________________	0.00			0.00

TOTALS	$—	$57,268.31	$(57,268.31)	$—

TAXES PAYABLE SCHEDULE

	Policy Expiration Date		Premium Paid Through Date

Workers' Compensation	12/31/02		12/31/02
General Liability	11/30/02		11/30/02
Property	11/30/02		11/30/02
Vehicle	11/30/02		11/30/02
Other (list):
Directors and Officers Liability	09/30/03		03/31/03
Technology Errors & Omissions	06/30/03		12/31/02
Crime	01/31/03		01/31/03

U.S DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name:	Diversified Software Industries, Inc.
Case Number:	02-63998-WS

CASH RECEIPTS AND DISBURSEMENTS REPORT

FOR THE PERIOD OF OCTOBER 28, 2002 TO NOVEMBER 24, 2002

			GENERAL ACCOUNT			PAYROLL	TAX
		Fleet	Fleet - DIP	SFB	TOTAL	ACCOUNT	ACCOUNT

CASH ON HAND
BEGINNING OF PERIOD		0.00	0.00	0.00	0.00	300.00	0.00

RECEIPTS DURING THE
CURRENT PERIOD
(see attached schedule)		970.38	207,643.90	51,341.22	259,955.50	176,396.08	0.00

Balance Available		970.38	207,643.90	51,341.22	259,955.50	176,696.08	0.00

DISBURSEMENTS DURING
THE CURRENT PERIOD
(see attached schedule)		(970.38)	(207,643.90)	(51,341.22)	(259,955.50)	(176,396.08)	0.00

CASH ON HAND
END OF PERIOD		0.00	0.00	0.00	0.00	300.00	0.00

*** IMPORTANT ***

Please enter the TOTAL DISBURSEMENTS from all you accounts, including cash and excluding transfers onto the line below.
This is the number that will determine your quarterly fee payment.

		$ 227,737.30

U.S DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name:	Diversified Software Industries, Inc.
Case Number:	02-63998-WS

RECEIPTS LISTING

FOR THE PERIOD OF OCTOBER 28, 2002 TO NOVEMBER 24, 2002

Bank:	Fleet Bank
Location:	111 Westminister Street, Providence, RI 02903
Account Name:	Nexiq Technologies Concentration Account
Account Number:	9358942298

DATE
RECEIVED	DESCRIPTION	AMOUNT

10/28/02-11/01/02	DSI Accounts Receivable deposit	970.38

	TOTAL	$ 970.38

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name and customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

U.S DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name:	Diversified Software Industries, Inc.
Case Number:	02-63998-WS

RECEIPTS LISTING

FOR THE PERIOD OF OCTOBER 28, 2002 TO NOVEMBER 24, 2002

Bank:	Fleet Bank
Location:	111 Westminister Street, Providence, RI 02903
Account Name:	Nexiq Technologies Debtor in Possession Concentration Account
Account Number:	9429256472

DATE
RECEIVED	DESCRIPTION	AMOUNT

11/04/02-11/22/02	DSI Accounts Receivable deposit	207,643.90

	TOTAL	$ 207,643.90

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name and customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

U.S DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name:	Diversified Software Industries, Inc.
Case Number:	02-63998-WS

RECEIPTS LISTING

FOR THE PERIOD OF OCTOBER 28, 2002 TO NOVEMBER 24, 2002

Bank:	Standard Federal Bank
Location:	40950 Van Dyke Avenue, Sterling Heights, MI 48313
Account Name:	Nexiq Technologies Debtor In Possession
Account Number:	3664000599

DATE
RECEIVED	DESCRIPTION	AMOUNT

Transfer	Transfer from WPI Micro Processor Systems to cover checks written	51,341.22

	TOTAL	$ 51,341.22

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name and customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

U.S DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name:	Diversified Software Industries, Inc.
Case Number:	02-63998-WS

RECEIPTS LISTING

FOR THE PERIOD OF OCTOBER 12, 2002 TO OCTOBER 27, 2002

Bank:	Hawkeye State Bank
Location:	299 S. Dubuque Street, Iowa City, IA 52240
Account Name:	Diversified Software Industries Payroll Account
Account Number:	044644

DATE
RECEIVED	DESCRIPTION	AMOUNT

Transfer	Transfer from Fleet - Biweekly payroll for period ended 11/03/02	87,203.73
Transfer	Transfer from Fleet - Biweekly payroll for period ended 11/17/02	89,192.35

	TOTAL	$ 176,396.08

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name and customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

U.S DEPARTMENT OF JUSTICE
UNITED STATES TRUSTEE
EASTERN DISTRICT OF MICHIGAN

Case Name:	Diversified Software Industries, Inc.
Case Number:	02-63998-WS

DISBURSEMENTS LISTING

FOR THE PERIOD OF OCTOBER 12, 2002 TO OCTOBER 27, 2002

Bank:		Standard Federal Bank
Location:		40950 Van Dyke Avenue, Sterling Heights, MI 48313
Account Name:		Nexiq Technologies Debtor In Possession
Account Number:		3664000599

DATE	CHECK
DISBURSED	NUMBER	PAYEE	DESCRIPTION	AMOUNT

11/01/02	1087	DELTAL DENTAL	BENEFITS	2,849.20
11/01/02	1088	FREEMAN LOCK & ALARM	ALARM SERVICES	66.12
11/01/02	1089	GIANT, INC.	INTERNET CONNECTION	258.06
11/01/02	1090	J. JAY LASH	T&E REIMBURSEMENT	734.71
11/01/02	1091	PROVIDENT	BENEFITS	483.17
11/01/02	1092	RONALD STAHLBERG	T&E REIMBURSEMENT	892.31
11/01/02	1093	SOUTH SLOPE	TELEPHONE SERVICES	698.46
11/01/02	1094	U.S. POSTMASTER	STAMPS	14.80
11/01/02	1095	VISION SERVICE PLAN	BENEFITS	574.74
11/01/02	1096	WELLMARK	BENEFITS	20,896.11
11/04/02	1097	ADP, INC.	PAY ROLL PROCESSING	232.88
11/04/02	1098	GREGORY KELSEY	FSA REIMBURSEMENT	378.89
11/04/02	1099	JANITORIAL RESOURCES	JANITOR SERVICES	131,25
11/04/02	1100	LINN COUNTY REC	METER DEPOSIT	1,300.00
11/04/02	1102	WASTE MANAGEMENT	TRASH SERVICES	47.40
11/08/02	1129	JASON LAMPE	T&E REIMBURSEMENT	1,016.84
11/08/02	1130	VENTURE ONE	RENT	13,178.92
11/08/02	1131	WILLIAM CALLAHAN	T&E REIMBURSEMENT	44.38
11/13/02	1140	ADP, INC. -CV7	DSI PAYROLL	208.77
11/13/02	1147	CINGULAR INTERACTIVE -DEV	WIRELESS SERVICES	274.87
11/13/02	1166	MIDAMERICAN ENERGY COM	UTILITY	328.84
11/13/02	1172	RONALD STAHLBERG	T&E REIMBURSEMENT	637.91
11/13/02	1174	SOUTH SLOPE	TELEPHONE SERVICES	1,128.99
11/13/02	1175	SPRINT-LONG DISTANCE	TELEPHONE SERVICES	80.69
11/13/02	1176	SPRINT - PCS	CELL PHONES	449.68
11/13/02	1178	UNUM LIFE INSURANCE	BENEFITS	2,016.10
11/13/02	1182	WASTE MANAGEMENT	TRASH SERVICES	73.59
11/20/02	1196	CITY OF CORALVILLE	WATER & SEWER	43.02
11/20/02	1200	LINN COUNTY REC	ELECTRIC	387.60
11/20/02	1203	PR NEWSWIRE, INC.	PRESS RELEASE	310.00
11/20/02	1204	QWEST	T1 CONNECTION	383.92
11/20/02	1207	WILLIAM CALLAHAN	T&E REIMBURSEMENT	1,219.00

			TOTAL	$ 51,341.22

	You must create a separate list for eash bank account from which disbursements were made during the month.

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name:	Diversified Software Industries, Inc.
Case Number:	02-63998-WS

DISBURSEMENTS LISTING

FOR THE PERIOD OF OCTOBER 12, 2002 TO OCTOBER 27, 2002

Bank:		Fleet Bank
Location:		111 Westminister Street, Providence, RI 02903
Account Name:		Nexiq Technologies Debtor in Possession Concentration Account
Account Number:		9429256472

DATE	CHECK
DISBURSED	NUMBER	PAYEE	DESCRIPTION	AMOUNT

11/04/02-11/22/02	Transfer	Nexiq Technologies	Transfer - deposit comingled with other funds	207,643.90

			TOTAL	$ 207,643.90

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name:	Diversified Software Industries, Inc.
Case Number:	02-63998-WS

DISBURSEMENTS LISTING

FOR THE PERIOD OF OCTOBER 12, 2002 TO OCTOBER 27, 2002

Bank:		Fleet Bank
Location:		111 Westminister Street, Providence, RI 02903
Account Name:		Nexiq Technologies Concentration Account
Account Number:		9358942209

DATE	CHECK
DISBURSED	NUMBER	PAYEE	DESCRIPTION	AMOUNT

10/28/02-11/01/02	Transfer	Nexiq Technologies	Transfer - deposit comingled with other funds	970.38

			TOTAL	$ 970.38

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name:	Diversified Software Industries, Inc.
Case Number:	02-63998-WS

DISBURSEMENTS LISTING

FOR THE PERIOD OF OCTOBER 12, 2002 TO OCTOBER 27, 2002

Bank:		Hawkeye State Bank
Location:		299 S. Dubuque Street, Iowa City, IA 52240
Account Name:		Diversified Software Industries Payroll Account
Account Number:		044644

DATE	CHECK
DISBURSED	NUMBER	PAYEE	DESCRIPTION	AMOUNT

11/07/02	Wires	All Employees	Payroll for Biweekly period ended 11/03/02	87,052.35
11/21/02	Wires	All Employees	Payroll for Biweekly period ended 11/17/02	89,343.73

			TOTAL	$ 176,396.08